United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  October 8, 2007

(Date of earliest event reported)

SPHERIX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12051 Indian Creek Court, Beltsville, Maryland	20705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (301) 419-3900

Not Applicable

(Former name or former address, if changed since last report)

Section 7.  Regulation FD

Item 7.01.               Regulation FD Disclosure

Spherix Incorporated is filing herewith, as Exhibit 99, a Statement Concerning Forward Looking Statements.

Section 9.  Financial Statements and Exhibits.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

 99           Statement Concerning Forward Looking Statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated

By:	/s/ Robert L. Clayton
Name:	Robert L. Clayton, CPA
Title:	Chief Financial Officer

Date:	October 8, 2007

Exhibit Index

Exhibit 99   Statement Concerning Forward Looking Statements